SEARCH PLAZA AND QUORUM NORTH

                              Historical Summaries
                        of Operating Revenue and Expenses

                Nine Months Ended September 30, 1996 (Unaudited)
                        and Year Ended December 31, 1995

                   (With Independent Auditors' Report Thereon)

                          Independent Auditors' Report



The Board of Directors
CarrAmerica Realty Corporation:


We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 2(a), of Search Plaza and Quorum North for the year ended December 31, 1995. This historical summary is the responsibility of the management of Search Plaza and Quorum North. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of Search Plaza and Quorum North.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the operating revenue and expenses described in note 2(a) of Search Plaza and Quorum North for the year ended December 31, 1995, in conformity with generally accepted accounting principles.


                                                           KPMG Peat Marwick LLP

Washington, DC
October 25, 1996

                          SEARCH PLAZA AND QUORUM NORTH

             Historical Summaries of Operating Revenue and Expenses

            For the nine months ended September 30, 1996 (unaudited)
                      and the year ended December 31, 1995

                             (dollars in thousands)



                                                 Nine months            Year
                                                    ended               ended
                                                September 30,       December 31,
                                                     1996                1995
                                                 ------------       ------------
Operating revenue:
     Building rental                            $    2,611             3,371
     Recovery of operating expenses                    258               237
                                                  --------           -------

              Total operating revenue                2,869             3,608
                                                  --------           -------

Operating expenses:
     Maintenance                                       422               458
     Utilities                                         339               449
     Real estate taxes                                 253               351
     Insurance                                          26                31
     Management fees                                   137               173
     General operating                                 123               159
     Administrative                                     66                75
                                                  --------           -------

       Total operating expenses                      1,366             1,696
                                                  --------           -------

       Operating revenue in excess of
           operating expenses                   $    1,503             1,912
                                                  ========           =======






                 See accompanying notes to historical summaries
                       of operating revenue and expenses.

                          SEARCH PLAZA AND QUORUM NORTH

       Notes to the Historical Summaries of Operating Revenue and Expenses

                Nine months ended September 30, 1996 (unaudited)
                        and year ended December 31, 1995

                             (dollars in thousands)


 (1)   Description of the Property

       Search Plaza is a seven-story Class A office building located in Dallas, Texas, containing 151,985 square feet of office space available for lease. The building was constructed in 1985. At September 30, 1996, Search Plaza was 97% leased.

       Quorum North is a five-story Class B+ office building located in Addison, Texas, containing 116,318 square feet of office space available for lease. The building was constructed in 1983. At September 30, 1996, Quorum North was 75% leased.

       During the nine months ended September 30, 1996 and the year ended December 31, 1995, the buildings were under common ownership.

(2)    Summary of Significant Accounting Policies

       (a)   Basis of Presentation

             The accompanying historical summaries of operating revenue and expenses are not representative of the actual operations for the periods presented as certain revenue and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty Corporation in the future operations of the property, have been excluded. Interest income has been excluded from revenue, and interest, depreciation and amortization, and other costs not directly related to the future operations of Search Plaza and Quorum North have been excluded from expenses.

       (b)   Revenue Recognition

             Revenue from rental operations is recognized straight-line over the terms of the respective leases.

       (c)   Interim Unaudited Financial Information

             The accompanying unaudited financial information for the nine months ended September 30, 1996 has been prepared consistent with the rules and regulations of the Securities and Exchange Commission governing the preparation of the amounts for the year ended
             December 31, 1995. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments, consisting only of normal recurring accruals, necessary to present fairly the historical summary of operating revenue and expenses for the nine months ended September 30, 1996 have been included. The results of operations for the nine-month period ended September 30, 1996 are not necessarily indicative of the results for the full year.

                          SEARCH PLAZA AND QUORUM NORTH

       Notes to the Historical Summaries of Operating Revenue and Expenses

                             (dollars in thousands)



 (3) Pro Forma Taxable Operating Results and Cash Available from Operations (Unaudited)

       The unaudited pro forma table reflects the taxable operating results and cash available from operations of Search Plaza and Quorum North for the 12 months ended September 30, 1996, as adjusted for certain items which can be factually supported. For purposes of presenting pro forma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax depreciation for the building is computed on the modified accelerated cost recovery system method over a 39-year life. This statement does not purport to forecast actual operating results for any period in the future.

         Pro forma net operating income (exclusive of
             depreciation and amortization expense)                  $   1,824
         Less estimated depreciation and amortization expense              594
                                                                     ---------

          Pro forma taxable operating income                         $   1,230
                                                                       =======

          Pro forma cash available from operations                   $   1,678
                                                                       =======

                          RIO ROBLES TECHNOLOGY CENTER

                              Historical Summaries
                       of Operating Revenue and Expenses

                Nine Months Ended September 30, 1996 (Unaudited)
                        and Year Ended December 31, 1995

                  (With Independent Auditors' Report Thereon)

                          Independent Auditors' Report



The Board of Directors
CarrAmerica Realty Corporation:


We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 2(a), of Rio Robles Technology Center for the year ended December 31, 1995. This historical summary is the responsibility of the management of Rio Robles Technology Center. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of Rio Robles Technology Center.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the operating revenue and expenses described in note 2(a) of Rio Robles Technology Center for the year ended December 31, 1995, in conformity with generally accepted accounting principles.



                                                           KPMG Peat Marwick LLP

Washington, D.C.
October 24, 1996

                          RIO ROBLES TECHNOLOGY CENTER

             Historical Summaries of Operating Revenue and Expenses

            For the nine months ended September 30, 1996 (unaudited)
                      and the year ended December 31, 1995

                             (dollars in thousands)


                                         Nine months ended       Year ended
                                         September 30, 1996    December 31, 1995
                                         ------------------    -----------------

Operating revenue:
 Rental income                                $ 3,070             3,987
 Recovery of operating expenses                   656               828
                                                  ---               ---

   Total operating revenue                      3,726             4,815
                                                -----             -----

Operating expenses:
 Real estate taxes                                264               452
 Maintenance                                      126               156
 Management fees                                  113               165
 Insurance                                        141               142
 Utilities                                         37                38
 Administrative                                    20                18
                                                   --                --

   Total operating expenses                       701               971
                                                  ---               ---

   Operating revenue in excess of
      operating expense                       $ 3,025             3,844
                                              =======             =====



                 See accompanying notes to historical summaries
                       of operating revenue and expenses.

                          RIO ROBLES TECHNOLOGY CENTER

       Notes to the Historical Summaries of Operating Revenue and Expenses

                Nine months ended September 30, 1996 (unaudited)
                        and year ended December 31, 1995

                             (dollars in thousands)




(1)    Description of the Property

       Rio Robles Technology Center consists of 7 buildings located in the area known as Silicon Valley, California, containing 368,178 square feet of office space available for lease. The buildings were constructed in 1983. At September 30, 1996, Rio Robles Technology Center was 100% leased.

(2)    Summary of Significant Accounting Policies

       (a)    Basis of Presentation

              The accompanying historical summaries of operating revenue and expenses are not representative of the actual operations for the periods presented as certain revenue and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty Corporation in the future operations of the property, have been excluded. Interest income has been excluded from revenue, and interest, depreciation and amortization, and other costs not directly related to the future operations of Rio Robles Technology Center have been excluded from expenses.

              In accordance with current California tax law, management expects that real estate taxes will be reassessed upon transfer of ownership based on the properties' purchase price. Management is not aware of any other material factors relating to Rio Robles Technology Center that would cause the historical summaries of operating revenue and expenses to not be indicative of future operating results of the buildings.

       (b)    Revenue Recognition

              Revenue from rental operations is recognized straight-line over the terms of the respective leases.

       (c)    Interim Unaudited Financial Information

              The accompanying unaudited financial information for the nine months ended September 30, 1996 has been prepared consistent with the rules and regulations of the Securities and Exchange Commission governing the preparation of the amounts for the year ended December 31, 1995. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments, consisting only of normal recurring accruals, necessary to present fairly the historical summary of operating revenue and expenses for the nine months ended September 30, 1996, have been included. The results of operations for the nine-month period ended September 30, 1996 are not necessarily indicative of the results for the full year.

                                                                     (Continued)

                        RIO ROBLES TECHNOLOGY CENTER

       Notes to the Historical Summaries of Operating Revenue and Expenses

                             (dollars in thousands)



(3) Pro Forma Taxable Operating Results and Cash Available from Operations (Unaudited)

       The unaudited pro forma table reflects the taxable operating results and cash available from operations of Rio Robles Technology Center for the 12 months ended September 30, 1996, as adjusted for certain items which can be factually supported. For purposes of presenting pro forma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax depreciation for the buildings is computed on the modified accelerated cost recovery system method over a 39-year life. This statement does not purport to forecast actual operating results for any period in the future.

           Proforma net operating income (exclusive of
                depreciation and amortization expense)              $    3,642
           Less estimated depreciation and amortization expense            677
                                                                        ------

                  Proforma taxable operating income                 $    2,965
                                                                        ======

                  Proforma cash available from operations           $    3,467
                                                                        ======

                          SOUTH COAST EXECUTIVE CENTRE

                              Historical Summaries
                       of Operating Revenue and Expenses

                Nine Months Ended September 30, 1996 (Unaudited)
                        and Year Ended December 31, 1995

                  (With Independent Auditors' Report Thereon)

                          Independent Auditors' Report



The Board of Directors
CarrAmerica Realty Corporation:


We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 2(a), of South Coast Executive Centre for the year ended December 31, 1995. This historical summary is the responsibility of South Coast Executive Centre's management. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of South Coast Executive Centre.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the operating revenue and expenses described in note 2(a) of South Coast Executive Centre for the year ended December 31, 1995, in conformity with generally accepted accounting principles.



                                                           KPMG Peat Marwick LLP

Washington, D.C.
October 31, 1996

                          SOUTH COAST EXECUTIVE CENTRE


             Historical Summaries of Operating Revenue and Expenses

          For the nine months ended September 30, 1996 (unaudited) and the year ended December 31, 1995

                             (dollars in thousands)

                                        Nine months ended       Year ended
                                       September 30, 1996   December 31, 1995
                                       ------------------   -----------------


Operating revenue - Building rental        $  2,239             2,861

Operating expenses:
 Cleaning                                      115               139
 Utilities                                     212               300
 Maintenance                                   168               234
 General operating                             155               197
 Administrative                                 52               109
 Property management fees                       94               131
 Insurance                                      30                34
 Real estate taxes                             109               144
                                               ---               ---

   Total operating expenses                    935             1,288
                                               ---             -----

   Operating revenue in excess of
     operating expenses                   $  1,304             1,573
                                          ========             =====


                 See accompanying notes to historical summaries
                       of operating revenue and expenses.

                          SOUTH COAST EXECUTIVE CENTRE

       Notes to the Historical Summaries of Operating Revenue and Expenses

                Nine months ended September 30, 1996 (unaudited)
                        and year ended December 31, 1995

                             (dollars in thousands)


(1)    Description of the Property

       South Coast Executive Centre consists of two office buildings located in Costa Mesa, California, containing 161,778 square feet of office and retail space available for lease. The buildings were constructed in 1987. At September 30, 1996, South Coast Executive Centre was 96% leased.

(2)    Summary of Significant Accounting Policies

       (a)    Basis of Presentation

              The accompanying historical summaries of operating revenue and expenses are not representative of the actual operations for the periods presented as certain revenues and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty Corporation in the proposed future operations of the buildings, have been excluded. Interest income has been excluded from revenue, and interest, depreciation and amortization, and other costs not directly related to the future operations of South Coast Executive Centre have been excluded from expenses.

              In accordance with current California tax law, management expects that real estate taxes will be reassessed upon transfer of ownership based on the purchase price of the buildings. Management is not aware of any material factors relating to South Coast Executive Centre that would cause the historical summaries of operating revenue and expenses to not be indicative of future operating results of the buildings.

       (b)    Revenue Recognition

              Revenue from rental operations is recognized straight-line over the terms of the respective leases.

       (c)    Interim Unaudited Financial Information

              The accompanying unaudited financial information for the nine months ended September 30, 1996 has been prepared consistent with the rules and regulations of the Securities and Exchange Commission governing the preparation of the amounts for the year ended December 31, 1995. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments, consisting only of normal recurring accruals, necessary to present fairly the historical summary of operating revenue and expenses for the nine months ended September 30, 1996, have been included. The results of operations for the nine-month period ended September 30, 1996 are not necessarily indicative of the results for the full year.

                                                                     (Continued)

                          SOUTH COAST EXECUTIVE CENTRE

       Notes to the Historical Summaries of Operating Revenue and Expenses

                             (dollars in thousands)

(3) Pro Forma Taxable Operating Results and Cash Available from Operations (Unaudited)

       The unaudited pro forma table reflects the taxable operating results and cash available from operations of South Coast Executive Centre for the twelve months ended September 30, 1996, as adjusted for certain items which can be factually supported. For purposes of presenting pro forma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax depreciation for the buildings is computed on the modified accelerated cost recovery system method over a 31.5-year life. This statement does not purport to forecast actual operating results for any period in the future.

           Proforma net operating income (exclusive of
                depreciation and amortization expense)             $     1,697
           Less - estimated depreciation and amortization expense          440
                                                                       -------

                  Proforma taxable operating income                $     1,257
                                                                       =======

                  Proforma cash available from operations          $     1,697
                                                                       =======